Exhibit 99.1
United Fire Group, Inc. Reports Estimates for Second Quarter 2023 Results
CEDAR RAPIDS, Iowa, July 31, 2023 (GLOBE NEWSWIRE) - United Fire Group, Inc. (the "Company" or "UFG") (Nasdaq: UFCS) announced today preliminary earnings estimates for the second quarter 2023 results, including net loss of $2.23 per diluted share, and an adjusted operating loss of $2.27 per diluted share.

The Company expects second quarter 2023 results to include pre-tax reserve strengthening for prior accident years of $53 million representing 20.8 points of earned premium. In addition, the Company expects estimated pre-tax catastrophe losses of $33 million representing 13.0 points of earned premium.

As a result, the GAAP combined ratio is estimated to be 133% in the second quarter of 2023.

“During the second quarter, we increased prior period loss reserves by approximately $53 million to strengthen our position relative to loss trends across a range of commercial liability lines of business,” said UFG President and CEO Kevin Leidwinger. “This action reflects the impact of ongoing economic and social inflation, as well as continued development of actuarial insights that allow us to more confidently assess and respond to potential risks.

“Over the past four quarters, we have significantly advanced the breadth and depth of our reserving analyses, providing a greater understanding of the underlying factors shaping our loss experience. These insights now allow us to react more quickly and assuredly in today’s dynamic loss cost environment. We will continue to invest in the talent and process that is necessary to further enhance our analytical rigor and continuously extract actionable insights that are essential in managing the portfolio to long-term financial success.

“Our second quarter results were also impacted by elevated catastrophe activity from 18 separate weather events. Second quarter catastrophe losses are estimated at approximately $33 million, adding approximately 13.0 points to the combined ratio, which is 2.0 points above our 5-year and 10-year historic average. We continue to take action to improve the risk profile of our property business to reposition the portfolio and reduce volatility. During the second quarter, our property average premium increase was 19%, with rate increases of 12% and exposure increases of 7%.

“The increase in pricing for our property portfolio over the last four quarters and additional improvement in rate achievement for our liability products resulted in the highest level of rate achievement in the overall portfolio since the fourth quarter of 2021.

“While it was clearly a challenging quarter for us, we continue to successfully execute strategies to grow our entire portfolio, sustainably reduce expenses, and invest in the talent and capabilities needed to become a top-performing commercial lines insurer. We are confident in our strategies and remain committed to executing the actions necessary for UFG to deliver superior financial and operational performance over time.”

The unaudited loss estimates and other data presented in this release are preliminary, based upon management estimates and subject to the completion of the Company's procedures for the preparation of its unaudited quarterly financial statements. As a result, further adjustments may be made between now and the time financial results for the second quarter of 2023 are finalized.

UFG will report second quarter 2023 earnings on Monday, August 7, 2023, after the close of regular trading on the Nasdaq Stock Market and will host a conference call to discuss financial results at 9:00 a.m. CT on Tuesday, August 8, 2023.

About UFG
Founded in 1946 as United Fire & Casualty Company, UFG, through its insurance company subsidiaries, is engaged in the business of writing property and casualty insurance.
Through our subsidiaries, we are licensed as a property and casualty insurer in 50 states, plus the District of Columbia, and we are represented by approximately 1,000 independent agencies. A.M. Best Company assigns a rating of "A" (Excellent) for members of the United Fire & Casualty Group.
For more information about UFG visit www.ufginsurance.com or contact:

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Exhibit 99.1
Investor Relations at IR@unitedfiregroup.com.

Disclosure of Forward-Looking Statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about the Company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “remain(s) optimistic,” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item 1A "Risk Factors" of our Annual Report on Form 10-K/A for the year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on March 1, 2023. The risks identified in our Annual Report on Form 10-K/A and in our other SEC filings are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. In addition, future dividend payments are within the discretion of our Board of Directors and will depend on numerous factors, including our financial condition, our capital requirements and other factors that our Board of Directors considers relevant.

Definitions of Non-GAAP Information and Reconciliations to Comparable GAAP Measures

The Company prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management also uses certain non-GAAP measures to evaluate its operations and profitability. As further explained below, management believes that disclosure of certain non-GAAP financial measures enhances investor understanding of our financial performance. Non-GAAP financial measures disclosed in this release include adjusted operating income (loss). The Company has provided the following definitions and reconciliations of adjusted operating income (loss):

Adjusted operating income (loss): Adjusted operating income (loss) is calculated by excluding net realized investment gains and losses, after applicable federal and state income taxes from net income. Management believes adjusted operating income (loss) is a meaningful measure for evaluating insurance company performance and a useful supplement to GAAP information because it better represents the normal, ongoing performance of our business. Investors and equity analysts who invest and report on the insurance industry and the Company generally focus on this metric in their analyses. The difference between estimated net loss of $2.23 per diluted share and adjusted operating loss in the range of $2.27 per diluted share in the second quarter of 2023 is estimated after-tax net realized investment losses of $0.04 per diluted share.
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